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                                                                    Exhibit 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         This Third Amendment to Credit Agreement (this "AMENDMENT") is entered into effective August 25, 1998, by and among RANGE RESOURCES CORPORATION (formerly Lomak Petroleum, Inc.), a Delaware corporation ("BORROWER"), BANK ONE, TEXAS, N.A., as Administrative Agent ("BANK ONE" or "ADMINISTRATIVE AGENT"), CHASE BANK OF TEXAS, N.A., as Syndication Agent ("CHASE"), NATIONSBANK, N.A., as Documentation Agent ("NATIONSBANK"), and Lenders (as defined in the Credit Agreement).

RECITALS:
---------

         A. Borrower and Lenders entered into a Credit Agreement dated February 14, 1997, as amended by a First Amendment dated September 30, 1997, and by a Second Amendment dated May 1, 1998 (as amended, the "CREDIT AGREEMENT").

         B. Borrower has entered into an Agreement and Plan of Merger dated May 12, 1998, with Domain Energy Corporation, providing for the merger of DEC Acquisition, Inc., a wholly owned Subsidiary of Borrower, with and into Domain Energy Corporation (the "MERGER"). The Merger will be voted upon by the stockholders of Borrower at a meeting scheduled for August 25, 1998. At this same meeting, the stockholders of Borrower will also vote on changing Borrower's name from Lomak Petroleum, Inc. to Range Resources Corporation. If the name change is approved, Borrower intends to cause the names of the majority of its Subsidiaries to also be changed.

         C. Pursuant to SECTION 4.03 of the Credit Agreement, Borrower has requested, and Lenders have agreed to, contingent upon consummation of the Merger, a Special Determination of and increase to the Borrowing Base effective upon consummation of the Merger.

         D. Effective August 17, 1998, The Chase Manhattan Bank, as a Lender and as Syndication Agent, assigned its interest in the rights and obligations under the Credit Agreement to Chase Bank of Texas, N.A. Also, NationsBank of Texas, N.A. was merged into NationsBank, N.A., resulting in NationsBank, N.A. being a Lender and Documentation Agent under the Credit Agreement. In addition, The First National Bank of Chicago has elected not to continue as a Lender under the Credit Agreement, and Bankers Trust Company and The Sanwa Bank, Limited have agreed to become Lenders under the Credit Agreement. Bankers Trust Company also will become Managing Agent under the Credit Agreement.

         E. Borrower and Lenders desire to amend the Credit Agreement as hereinafter set forth in order to, among other things, acknowledge the transfer from The Chase

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Manhattan Bank to Chase Bank of Texas, N.A., acknowledge the merger of
NationsBank of Texas, N.A., acknowledge the withdrawal of The First National Bank of Chicago as a Lender, confirm the addition of each of Bankers Trust Company and The Sanwa Bank, Limited as a Lender, confirm the revised Commitments and Commitment Percentages resulting from these actions, and increase the Borrowing Base.

AGREEMENT:
----------

         In consideration of the premises, the representations, warranties, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lenders agree as follows, effective only upon satisfaction of each condition precedent set forth in Section 4.1 below:

ARTICLE 1 - DEFINITIONS.
------------------------

         1.1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement.

ARTICLE 2 - AMENDMENTS.
-----------------------

         2.1 CHASE TRANSFER. The Credit Agreement is hereby amended to delete The Chase Manhattan Bank as a Lender and as Syndication Agent and to substitute in its place Chase Bank of Texas, N.A. as a Lender and as Syndication Agent.

         2.2 NATIONSBANK MERGER. The Credit Agreement is hereby amended to change NationsBank of Texas, N.A. wherever it appears to NationsBank, N.A.

         2.3 FIRST CHICAGO WITHDRAWAL. The Credit Agreement is hereby amended to delete The First National Bank of Chicago as a Lender and to add Bankers Trust Company and The Sanwa Bank, Limited as Lenders. The First National Bank of Chicago has agreed to enter into an Assignment and Assumption Agreement in the form of EXHIBIT A attached to this Amendment for the purpose of assigning its undivided interest in the rights and obligations under the Credit Agreement to Bankers Trust Company and The Sanwa Bank, Limited. Bank One, Chase, and NationsBank will also join in the Assignment and Assumption Agreement to evidence their assignment of a portion of their rights and obligations to those parties. To the extent of each party's Commitment Percentage, Bankers Trust Company and The Sanwa Bank, Limited each agree to assume the obligations of The First National Bank of Chicago, Bank One, Chase, and NationsBank under the Credit Agreement. Bankers Trust Company and The Sanwa Bank, Limited each ratify the Credit Agreement and agree to be bound by its terms.


                            THIRD AMENDMENT - Page 2
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Borrower, Agents, and Lenders consent to the replacement of The First National
Bank of Chicago by Bankers Trust Company and The Sanwa Bank, Limited.

         2.4 MANAGING AGENT. Bankers Trust Company is hereby designated as Managing Agent for Lenders under the Credit Agreement.

         2.5 COMMITMENTS AND NOTES. (a) As of the Effective Date (defined below), Lenders agree that their Commitments and Commitment Percentages are as shown on SCHEDULE 1 attached to this Amendment. The Addresses for Notices attached as SCHEDULE 2 to the Credit Agreement is also replaced by SCHEDULE 2 attached to this Amendment, and the List of Subsidiaries attached as SCHEDULE 3 to the Credit Agreement is also replaced by SCHEDULE 3 attached to this Amendment.

                  (b) Borrower shall sign and deliver to each respective Lender a single promissory note in the form attached to this Amendment as EXHIBIT B. Simultaneously with the execution of this Amendment, Administrative Agent shall deliver to each Lender the Note payable to that Lender. The definitions of "Note" and "Notes" in the Credit Agreement shall mean the notes executed in connection with this Amendment, evidencing the Loans, payable by Borrower to each respective Lender, and any renewals, extensions, and modifications of those notes.

         2.6 AMENDMENTS TO ARTICLE 1 - DEFINITIONS. (a) The definitions of Permitted Investments and Restricted Payments appearing in SECTION 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "PERMITTED INVESTMENTS" means with respect to Borrower and its
         Subsidiaries: (a) Investments by Borrower in its Subsidiaries (excluding DEFC) or by its Subsidiaries in other Subsidiaries (excluding DEFC) or in Borrower; (b) Investments in (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investor Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank which is a member of the Federal Reserve System and has combined capital and surplus and undivided profits of not less than $1,000,000,000; (4) Capital Stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to Borrower or any Subsidiary; and (5) Oil and Gas Hedge Transactions permitted by SECTION 7.03(i); and (c) Investments in Capital Stock of publicly traded companies, PROVIDED, THAT, the aggregate cost of all Investments which are outstanding pursuant to this clause (c) at any time shall not exceed an amount equal to 10% of the Borrowing Base in effect at such time.


                            THIRD AMENDMENT - Page 3
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                  "RESTRICTED PAYMENT" means (a) any Distribution by Borrower or any Subsidiary of Borrower to any Person other than Borrower or another wholly-owned Subsidiary of Borrower, (b) any Distribution by Borrower or any subsidiary of Borrower to DEFC, (c) the issuance of a Guarantee by Borrower or a Subsidiary of Borrower with respect to any Debt or other obligation of Borrower or any Subsidiary (excluding (i) any Guarantee by a Subsidiary with respect to any Debt or other obligation of Borrower or any Subsidiary of Borrower incurred in connection with Borrower's March 1997 issuance of senior subordinated notes, or any renewal, amendment, refinancing, rearrangement, modification, or restatement thereof on terms and conditions similar in all material respects to the notes issued pursuant to such offering and (ii) the DEFC Guarantee), and (d) the retirement, redemption, or prepayment prior to the scheduled maturity by Borrower or any Subsidiary of Borrower of its Subordinated Debt.

         (b) SECTION 1.01 of the Credit Agreement is hereby amended to add the following defined terms:

                  "DEFC" means Domain Energy Finance Corporation, a Delaware corporation.

                  "DEFC GUARANTEE" means a Guarantee by Borrower of up to $50,000,000 in the aggregate of DEFC's Debt or other obligations owed to DEFC's lender effective only in the event of a failure of title to an interest (i) acquired by DEFC from a third party to whom DEFC has provided financing and (ii) considered by DEFC's lender for purposes of determining DEFC's borrowing base.

                  "EFFECTIVE DATE" means the effective date of the Merger.

                  "MANAGING AGENT" means Bankers Trust Company, in its capacity as Managing Agent for Lenders.

                  "MERGER" means the merger of DEC Acquisition, Inc., a wholly owned Subsidiary of Borrower, with and into Domain Energy Corporation, as contemplated by the Merger Agreement.

                  "MERGER AGREEMENT" means the Agreement and Plan of Merger dated May 12, 1998, among Lomak Petroleum, Inc., DEC Acquisition, Inc., and Domain Energy Corporation, providing for the merger of DEC Acquisition, Inc., a wholly owned Subsidiary of Borrower, with and into Domain Energy Corporation.


                            THIRD AMENDMENT - Page 4
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         2.7 AMENDMENT TO ARTICLE 2 - AMOUNT AND TERMS OF COMMITMENTS. SECTION
2.06 of the Credit Agreement is hereby amended in its entirety to read:

                  "2.06. USE OF PROCEEDS. The proceeds of the Loans made on or after the Effective Date shall be used (a) to refinance indebtedness existing as of the Effective Date of Borrower or any Subsidiary of Borrower excluding DEFC; (b) for payment of capital expenditures, drilling costs, and other expenses incurred by Borrower and its Subsidiaries excluding DEFC in the further development, exploration, and production of Borrower's Oil and Gas Properties; (c) for Borrower and its Subsidiaries excluding DEFC to purchase additional oil and gas properties; (d) for working capital and general corporate purposes, but only to the extent that the use of proceeds for these purposes would be permitted under the terms of this Agreement; (e) to fund reimbursement obligations with respect to Letters of Credit; (f) for Permitted Investments, but excluding Capital Stock of publicly traded companies; and (g) for Restricted Payments permitted under this Agreement."

         2.8 AMENDMENT TO ARTICLE 5 - COLLATERAL. SECTION 5.02 of the Credit Agreement is hereby amended in its entirety to read:

                  "5.02. GUARANTIES. Payment and performance of the Obligations will be fully guaranteed by each of Borrower's Subsidiaries, excluding DEFC, pursuant to a Guaranty Agreement executed by such Subsidiaries, substantially in the form of attached EXHIBIT C."

         2.9 AMENDMENTS TO ARTICLE 7 - REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) SECTION 7.01 of the Credit Agreement is hereby amended to add the following warranty and representation:

                  "(v) YEAR 2000 PROBLEM." Borrower and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving dates after December 31, 1999 (the "YEAR 2000 PROBLEM"). The Year 2000 Problem is not reasonably expected to result in a Material Adverse Effect."

                  (b) SECTION 7.03(b) of the Credit Agreement is hereby amended in its entirety to read:


                            THIRD AMENDMENT - Page 5
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                  "(b) OTHER DEBT." Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Debt except:

                           (1)(i) Debt under this Agreement; (ii) Subordinated
                  Debt incurred by Borrower as a result of the exchange of preferred stock issued in Borrower's November 1995 preferred stock offering; (iii) Subordinated Debt in existence on the Effective Date and Subordinated Debt subsequently incurred by Borrower, the terms and amount of which are acceptable to Required Lenders; (iv) Debt under any Oil and Gas Hedge Transaction permitted by SECTION 7.03(j) below; (v) Debt incurred in accordance with the Borrower's March 1997 issuance of senior subordinated notes; (vi) Debt under Capital Leases not to exceed $10,000,000; (vii) Debt associated with bonds or surety obligations required in the ordinary course of business by any Governmental Authority in connection with the operation of Borrower's Oil and Gas Properties; (viii) Debt of Borrower and its Subsidiaries existing on the Effective Date which is reflected in the financial statements described in SECTION 7.01(a) or otherwise disclosed to Administrative Agent in writing, and any renewals or extensions (but not increases) thereof; (ix) accounts payable (for the deferred purchase price of property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor; (x) Debt of Borrower arising under any Guarantee by Borrower of a Subsidiary's obligations with respect to gas purchase agreements or other contracts for the purchase of crude oil or natural gas excluding such obligations of DEFC; and (xi) Debt of DEFC with respect to which there is no recourse for repayment to Borrower or any other Subsidiary of Borrower; and

                           (2) Debt in addition to that permitted in SECTION
                  7.03(b)(1) not to exceed $20,000,000 in the aggregate."

         (c) SECTION 7.03(f) of the Credit Agreement is hereby amended in its entirety to read:

                  "(f) ADVANCES AND INVESTMENTS. Make or permit any Subsidiary to make Advances to any Person or Investments in any Person; PROVIDED, THAT, Borrower and its Subsidiaries may (i) make Advances to or Investments in any wholly owned


                            THIRD AMENDMENT - Page 6
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         Subsidiary of Borrower excluding DEFC, (ii) make Advances in addition to those described in clause (i) preceding which do not exceed $5,000,000 in the aggregate in any calendar year and $15,000,000 in the aggregate during the Commitment Period, and (iii) make Permitted Investments."

         (d) SECTION 7.03(g) of the Credit Agreement is hereby amended in its entirety to read:

                  "(g) RESTRICTED PAYMENTS. Make any Restricted Payment; provided, that, so long as no Default or Event of Default exists and no Default or Event of Default will result from the Restricted Payment, Restricted Payments may be made in an aggregate amount (measured cumulatively from June 30, 1998) not to exceed the sum of (i) $25,000,000, plus (ii) 50% of the Net Cash Proceeds to Borrower from all common equity offerings completed by Borrower after the Effective Date, plus (ii) 50% of Borrower's Consolidated Net Income earned after June 30, 1998 (for purposes of this SECTION 7.03(g) only, Consolidated Net Income shall exclude non-cash impairments of long-lived assets as prescribed under Financial Accounting Standards Board Statement No.
         121)."

         (e) SECTION 7.03 of the Credit Agreement is hereby amended to add
Section 7.03(p) which reads:

                  "(p) RESTRICTIONS WITH RESPECT TO OBLIGATIONS OF DEFC. Issue a Guarantee with respect to any Debt or other obligation of DEFC or otherwise become liable, directly or indirectly, for any such Debt or other obligation, with the exception that Borrower may issue the DEFC Guarantee; or make any Advance to, Investment in, or Distribution to DEFC other than as may be permitted under SECTION 7.03(f) and SECTION 7.03(g) above."

         (f) SECTION 7.04(a) of the Credit Agreement is hereby amended in its entirety to read:

                  "(a) CONSOLIDATED TANGIBLE NET WORTH. A minimum Consolidated Tangible Net Worth as of any date which is not less than the sum of (i) $175,000,000, plus (ii) 50% of the net proceeds to Borrower from the issuance of equity securities on or after the Effective Date."

         2.10 AMENDMENTS TO ARTICLE 8 - DEFAULT. (a) SECTION 8.01(g) of the Credit Agreement is hereby amended in its entirety to read:



                            THIRD AMENDMENT - Page 7
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                  "(g) Borrower's or any Subsidiary's (excluding DEFC) voluntary bankruptcy filing, its liquidation or termination of existence, its merger or consolidation with another where Borrower is not the surviving entity, its insolvency, its forfeiture of right to do business, its appointment of a custodian, trustee, or receiver for any part of its property, or its assignment for the benefit of creditors."

         (b) SECTION 8.01(h) of the Credit Agreement is hereby amended in its entirety to read:

                  "(h) The commencement by a third party of any proceeding under any bankruptcy or insolvency law against Borrower or any Subsidiary (excluding DEFC) if the proceeding has not been dismissed within 60 days after its commencement."

         2.11 AMENDMENTS TO SCHEDULES AND EXHIBITS. The Credit Agreement is hereby amended to replace the following Schedules and Exhibits to the Credit Agreement with the corresponding Schedules and Exhibits attached to this
Amendment:

                  Schedule 1 - Commitments
                  Schedule 2 - Addresses for Notices
                  Schedule 3 - List of Subsidiaries
                  Exhibit A - Assignment and Assumption Agreement
                  Exhibit B - Note
                  Exhibit C - Guaranty Agreement

         2.12 NAME CHANGES. Lenders acknowledge that Borrower has changed its name from Lomak Petroleum, Inc. to Range Resources Corporation and that Borrower will cause substantially all of its Subsidiaries to change their names. Borrower agrees that it will, and will cause all its Subsidiaries to, execute all amendments to the Loan Documents reasonably requested by Administrative Agent to evidence the name changes.

                            THIRD AMENDMENT - Page 8
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ARTICLE 3 - BORROWING BASE DETERMINATION.
----------------------------------------

         3.1 PERIODIC DETERMINATION OF BORROWING BASE. Pursuant to SECTIONS 4.01 and 4.02 of the Credit Agreement and effective only upon satisfaction of the conditions precedent set out in ARTICLE 4 below, the Borrowing Base will increase to and remain at $385,000,000 until the next Periodic Determination or Special Determination. In consideration for the increase in the Borrowing Base from $325,000,000 to $385,000,000, Borrower agrees to pay to Administrative Agent, for the ratable benefit of the Lenders (excluding The First National Bank of Chicago) and allocated in accordance with the Commitment Percentages shown on attached SCHEDULE 1, a fee equal to 1/8 of 1.0% of $60,000,000, or $75,000.

ARTICLE 4 - CONDITIONS PRECEDENT.
--------------------------------

         4.1 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Administrative Agent:

                  (a) CLOSING DELIVERIES. Administrative Agent shall have received the following documents, instruments, agreements, and other information, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and Required Lenders and each of which shall, unless otherwise indicated, be dated the Effective
Date:

                           (i)  this Amendment;

                           (ii) a Note payable to the order of each Lender in
the amount of such Lender's Commitment, duly executed by Borrower;

                           (iii) a Guaranty Agreement duly executed by each of
Borrower's Subsidiaries who have not previously executed a guaranty of the Obligations, excluding DEFC;

                           (iv) a certificate executed by an Authorized Officer
of Borrower stating that (A) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all respects, (B) no Default or Event of Default has occurred which is continuing, and (C) all conditions set forth in this SECTION 4.1(a) and in
SECTION 6.02 of the Credit Agreement have been satisfied;

                            THIRD AMENDMENT - Page 9
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                           (v) such resolutions, certificates and other
documents relating to the existence of the Loan Parties, the corporate, partnership, or limited liability company authority for the execution, delivery and performance of this Agreement, the Notes, the other Loan Documents, and certain other matters relevant hereto, in form and substance satisfactory to Administrative Agent, which resolutions, certificates and documents include resolutions of the directors of each Loan Party authorizing the execution, delivery, and performance of the Loan Documents and certificates of incumbency for each Loan Party;

                           (vi) all documents required by Administrative Agent
to evidence that the Merger has occurred on or before August 25, 1998;

                           (vii) satisfactory evidence of the consummation of
the Merger and a certificate from an Authorized Officer certifying that the Merger has been consummated; and

                           (viii) copies of all financial statements, reports,
notices, and proxy statements sent by Borrower to its shareholders and all information filed with the Securities and Exchange Commission with respect to the Merger.

                  (b) NO MATERIAL ADVERSE EFFECT. No event or condition shall have occurred which is reasonably expected to have a Material Adverse Effect.

                  (c) NO LEGAL PROHIBITION. The transactions contemplated by this Amendment and the Merger Agreement shall be permitted by applicable law and regulation and shall not subject Agents, any Lender, Borrower, or any Subsidiary to any material adverse change in their assets, liabilities, financial condition, or prospects.

                  (d) NO LITIGATION. No litigation, arbitration, or similar proceeding shall be pending or threatened against Borrower or any Subsidiary which calls into question the validity or enforceability of the Credit Agreement (as amended hereby), the other Loan Documents, or the Merger Agreement.

                  (e) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing.

                  (f) OTHER MATTERS. All matters related to this Amendment, the other Loan Documents, Borrower, its Subsidiaries, and the Merger shall be acceptable to Administrative Agent and each Lender in their discretion, and Borrower shall have delivered to Administrative Agent and each Lender such evidence as they shall request

                            THIRD AMENDMENT - Page 10
to substantiate any matters related to the Credit Agreement (as amended hereby), the other Loan Documents, Borrower, its Subsidiaries, and the Merger as Administrative Agent or any Lender shall request.

                  (g) CLOSING FEES. Borrower shall have paid to Agents and Lenders the fee described in SECTION 4.1 above.

ARTICLE 5 - RATIFICATIONS, REPRESENTATIONS, AND COVENANTS.
---------------------------------------------------------

         5.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lenders agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         5.2 REPRESENTATIONS AND COVENANTS. Borrower hereby represents and warrants to Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof, as though made on and as of such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; and (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby.

ARTICLE 6 - MISCELLANEOUS PROVISIONS.
------------------------------------

         6.1 NO WAIVER. Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lenders, and the failure of Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect, or diminish any right of Lenders to thereafter demand strict compliance therewith. Lenders hereby reserve all rights granted under the

                            THIRD AMENDMENT - Page 11

Credit Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between Borrower and Lenders.

         6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Credit Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agents or any Lender shall affect the representations and warranties or the right of Agents or any Lender to rely upon them.

         6.3 REFERENCE TO CREDIT AGREEMENT. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.4 EXPENSES OF AGENT. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent's legal counsel, and all reasonable costs and expenses incurred by Lenders in connection with the enforcements or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel.

         6.5 SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

         6.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lenders.

         6.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                            THIRD AMENDMENT - Page 12

         6.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition, or duty.

         6.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.10 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

         6.11 FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE, OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDERS.

                               BORROWER:
                               --------

                               RANGE RESOURCES CORPORATION

                               By:________________________________
                                   Thomas W. Stoelk,
                                   Senior Vice President -
                                   Finance and Administration

                            THIRD AMENDMENT - Page 13

                               AGENTS:
                               ------

                               BANK ONE, TEXAS, N.A.,
                                 as Administrative Agent and a Lender

                               By:________________________________
                                   Brad Bartek, Senior Vice President

                               CHASE BANK OF TEXAS, N.A.,
                                 as Syndication Agent and a Lender

                               By:________________________________
                                        Lee E. Beckelman,
                                        Vice President

                               NATIONSBANK, N.A.,
                                 as Documentation Agent and a Lender

                               By:______________________________
                                   J. Scott Fowler, Vice President

                               BANKERS TRUST COMPANY

                               By:______________________________
                               Name:____________________________
                               Title:___________________________


                               OTHER LENDERS:
                               -------------

                               PNC BANK, NATIONAL ASSOCIATION

                               By:_______________________________
                               Name:____________________________
                               Title:_____________________________

                               BANKBOSTON, N.A.

                               By:______________________________
                               Name:____________________________


                            THIRD AMENDMENT - Page 14

                               Title:_____________________________

                               CIBC INC.

                               By:______________________________
                               Name:____________________________
                               Title:_____________________________

                               WELLS FARGO BANK (TEXAS), N.A.

                               By:______________________________
                                   Charles D. Kirkham, Vice President

                               CREDIT LYONNAIS

                               By:______________________________
                               Name:____________________________
                               Title:_____________________________

                               ABN AMRO BANK N.V.
                               By:      ABN AMRO North America, Inc.

                               By: _________________________
                               Name:_______________________
                               Title:________________________

                               By: _________________________
                               Name:_______________________
                               Title:________________________

                               BANK OF SCOTLAND

                               By:______________________________
                               Name:____________________________
                               Title:_____________________________

                            THIRD AMENDMENT - Page 15

                               THE SANWA BANK, LIMITED

                               By:______________________________
                               Name:____________________________
                               Title:_____________________________


SCHEDULES AND EXHIBITS
Schedule 1 - Commitments
Schedule 2 - Addresses for Notices
Schedule 3 - List of Subsidiaries
Exhibit A - Assignment and Assumption Agreement
Exhibit B - Note
Exhibit C - Guaranty Agreement


                            THIRD AMENDMENT - Page 16

                                   SCHEDULE 1
                                   ----------

                                   COMMITMENTS


---------------------------------- ------------------- -------------------
                                                          COMMITMENT
LENDER                                 COMMITMENT         PERCENTAGE
---------------------------------- ------------------- -------------------
Bank One, Texas, N.A.                  $45,000,000          11.25%
---------------------------------- ------------------- -------------------
NationsBank, N.A.                      $45,000,000          11.25%
---------------------------------- ------------------- -------------------
Chase Bank of Texas, N.A.              $45,000,000          11.25%
---------------------------------- ------------------- -------------------
Bankers Trust Company                  $37,000,000           9.25%
---------------------------------- ------------------- -------------------
PNC Bank, National Association         $35,000,000           8.75%
---------------------------------- ------------------- -------------------
BankBoston, N.A.                       $35,000,000           8.75%
---------------------------------- ------------------- -------------------
CIBC Inc.                              $35,000,000           8.75%
---------------------------------- ------------------- -------------------
Wells Fargo Bank (Texas), N.A.         $35,000,000           8.75%
---------------------------------- ------------------- -------------------
Credit Lyonnais                        $35,000,000           8.75%
---------------------------------- ------------------- -------------------
ABN AMRO Bank N.V.                     $20,000,000           5.00%
---------------------------------- ------------------- -------------------
Bank of Scotland                       $18,000,000           4.50%
---------------------------------- ------------------- -------------------
The Sanwa Bank, Limited                $15,000,000           3.75%
---------------------------------- ------------------- -------------------
Total Commitment                      $400,000,000         100.00%
---------------------------------- ------------------- -------------------